SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                                _________________

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                0-23969                 71-0806097
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



1700 East Highland, Jonesboro, Arkansas                                  72401
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                                   (870) 802-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     On February 3, 2005, at the Annual Meeting of Stockholders of the Registrant, Mr. Robert Rainwater retired from the Board of Directors of the Registrant and of its affiliates.

Item 9.01.        Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       POCAHONTAS BANCORP, INC.

Dated: February 4, 2005                By: /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer